UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2018

DARÉ BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36395	20-4139823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3655 Nobel Drive, Suite 260

San Diego, CA 92122

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 926-7655

11119 North Torrey Pines Road, Suite 200

La Jolla, CA 92037

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

On August 24, 2018, Daré Bioscience, Inc. (“we,” “us,” “our,” or “Daré”) entered into an amendment to the common stock sales agreement dated January 4, 2018 it entered into with H.C. Wainwright & Co., LLC, as sales agent. The amendment will be effective when our shelf registration statement on Form S-3 (File No. 333-227019) (the “New Registration Statement”) becomes effective.

Before being amended, the sales agreement provided for the sale and issuance of shares of our common stock in an “at-the-market” offering (the “ATM Offering”) pursuant to our shelf registration statement on Form S-3 (File No. 333-206396) (the “Prior Registration Statement”), which includes a base prospectus and a prospectus supplement dated January 4, 2018 providing for the sale of up to $10.0 million of shares of our common stock in the ATM Offering. To date, we have issued and sold 375,000 shares under the sales agreement for gross proceeds of approximately $1.1 million. Shares may continue to be sold under the sales agreement pursuant to the Prior Registration Statement until the effective date of the New Registration Statement.

The amendment to the sales agreement provides for the issuance and sale of shares of our common stock in the ATM Offering pursuant to the New Registration Statement. The issuance and sale of such shares in the ATM Offering will be made under the New Registration Statement, once it is effective, pursuant to a prospectus, which consists of a base prospectus and a prospectus supplement dated August 24, 2018, each of which has been filed with the New Registration Statement. Such prospectus supplement provides for the sale of up to $4.1 million of shares of our common stock in the ATM Offering under the New Registration Statement.

This report shall not constitute an offer to sell or the solicitation of an offer to buy any shares of our common stock, nor shall there be any offer, solicitation or sale of any such shares in any state or country in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or country.

The foregoing description of the sales agreement, as amended does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, copies of which are filed as exhibits to this report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Common Stock Sales Agreement, dated January 4, 2018, by and between Daré Bioscience, Inc. and H.C. Wainwright & Co., LLC (incorporated by reference to Exhibit 10.1 of the registrant’s Current Report on Form 8-K filed on January 4, 2018)

10.2	Amendment No. 1 to Common Stock Sales Agreement, dated August 24, 2018, between Daré Bioscience, Inc. and H.C. Wainwright & Co., LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARÉ BIOSCIENCE, INC.

Dated: August 27, 2018	By:	/s/ Sabrina Martucci Johnson
Name: Sabrina Martucci Johnson
Title: President and Chief Executive Officer